                                                                     EXHIBIT 4.2


                        SERVICE CORPORATION INTERNATIONAL

                     7.70% Series A Notes due April 15, 2009

                         Dated as of September 20, 2002

                                Terms Resolution

         THE UNDERSIGNED, Jeffrey E. Curtiss, Senior Vice President, Chief Financial Officer and Treasurer, of Service Corporation International, a Texas corporation (the "Company"), and James M. Shelger, Senior Vice President, General Counsel and Secretary, of the Company, being two of the "Designated Officers" of the Company authorized by the resolution adopted by the Executive Committee of the Board of Directors on July 10, 2002 (the "Resolution"), to establish the form and terms of the Notes (as defined below) and to take, on behalf of the Company, certain other action with respect to the Notes (the "Designated Officers"), do hereby adopt and execute, on behalf of the Company the following resolutions; provided that capitalized terms used and not defined in this Terms Resolution shall have the meanings assigned to them in the Senior Indenture dated as of February 1, 1993 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"):


         NOW, THEREFORE, BE IT RESOLVED that:

         Pursuant to Section 2.3 of the Indenture and the Resolution, there is hereby established a series (as that term is used in Section 2.3 of the Indenture) of Securities to be issued under the Indenture, and, in addition to the terms provided in the Indenture, such series of Securities shall have the following terms:

         1. The title of the Securities of the series is 7.70% Series A Notes due April 15, 2009 (the "Notes"), which Notes shall be treated as a different series, and shall be designated a different CUSIP number, from the 7.70% Notes due April 15, 2009 issued by the Company on April 18, 1997 pursuant to the Indenture.

         2. The aggregate principal amount of the Notes which may be authenticated and delivered on the date hereof or from time to time under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11,
8.5 or 12.3 of the Indenture) shall be limited to $172,183,000. The Notes issued on the date hereof, and any additional Notes registered under the United States Securities Act of 1933 subsequently issued pursuant to the Indenture in exchange therefor, would be treated as a single series for all purposes under the Indenture.

         3. The date on which the principal of the Notes is payable shall be April 15, 2009.

         4. The Notes shall bear interest at a fixed rate of 7.70% per annum. Interest shall be payable semi-annually on April 15 and October 15 of each year, commencing October 15, 2002, to the Holder or Holders of the Notes registered at the close of business on the record date for such interest which shall be the preceding April 1 or October 1 (whether or not such record date is a Business
Day). Interest on the Notes shall accrue from September 25, 2002.

         5. Every Note shall be subject to the restrictions on transfer provided in the Legend appearing on the face of the Notes; provided that the restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar, be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act.

         6. Pursuant to Section 3.2 of the Indenture and this Terms Resolution,
(i) the Company hereby appoints The Bank of New York at its principal corporate trust office located in New York, New York (which office or agency shall initially be located at 101 Barclay Street, 8th Floor, New York, New York 10286,
Attn: Corporate Trust Administration) (the "Trustee's Office"), as Paying Agent, Registrar and transfer agent for the Notes; and (ii) the Trustee's Office is hereby designated as an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Indenture may be served.

         7. The denominations of Notes shall be $1,000 and any integral multiple thereof.

         8. The Notes shall not be redeemable prior to stated maturity at the option of the Company pursuant to any sinking fund or otherwise, nor shall the Notes be subject to redemption, purchaser or repayment prior to stated maturity at the option of the Holder pursuant to any sinking fund or otherwise.

         9. The Notes will initially be represented by one or more notes in registered global form without interest coupons (each, a "Global Note"). Pursuant to Section 2.1 of the Indenture and pursuant to the Resolution, the form of note attached hereto as Annex A-1 is hereby adopted and established as the form of the New Notes and attached hereto as Annex A-2 is hereby adopted and established as the form of the Exchange Notes.

         10. Each Global Note shall initially be deposited upon issuance with the Trustee as custodian for The Depositary Trust Company ("DTC") in New York, New York, and registered in the name of DTC or its nominee.

         11. The Notes shall not be issued at an original issue discount.

         12. All such terms of the Notes that are not set forth in this Terms Resolution or the Notes shall be identical to the terms of the 7.70% Notes due April 15, 2009 (CUSIP: 817565AP9) issued by the Company on April 18, 1997 pursuant to the Indenture. To the extent that a term is defined both herein and in the Indenture, the definition in this Terms Resolution shall govern with respect to the provisions contained herein relating to the Notes.

         IN WITNESS WHEREOF, the undersigned have executed this Terms Resolution as of the date first written above.



                             By: /s/ Jeffrey E. Curtiss
                                 ----------------------------------------------
                                 Name:  Jeffrey E. Curtiss
                                 Title: Senior Vice President, Chief Financial
                                        Officer and Treasurer



                             By: /s/ James M. Shelger
                                 ----------------------------------------------
                                 Name:  James M. Shelger
                                 Title: Senior Vice President,
                                        General Counsel and Secretary

                             ANNEX A-1--FORM OF NOTE



                               [FACE OF SECURITY]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ORIGINAL ISSUANCE HEREOF OR (Y) AT ANY TIME BY ANY TRANSFEROR THAT WAS AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH OFFER, RESALE, PLEDGE OR OTHER TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE, TO WHOM NOTICE IS GIVEN THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR (WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (5) TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING THAT PROVIDED BY RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND PROVIDED THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE PRIOR TO ANY RESALE, PLEDGE OR OTHER TRANSFER.

         UNLESS AND UNTIL THIS GLOBAL NOTE IS EXCHANGED IN WHOLE OR IN PART FOR THE NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE) TO THE NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.



                                      A-1-1

         UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION FOR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF DTC OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO DTC OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS DTC OR ITS NOMINEE, AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.



NO.                                                         U.S. $
   -----                                                          --------------
CUSIP
      ------------

                        SERVICE CORPORATION INTERNATIONAL

                     7.70% SERIES A NOTES DUE APRIL 15, 2009

         SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer, the principal sum of $______________ U.S. dollars on April 15, 2009 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at an annual rate of 7.70% payable on April 15 and October 15 in each year, to the person or persons in whose name the Note is registered at the close of business on the record date for such interest which shall be the preceding April 1 or October 1 (whether or not such record date is a Business Day (as defined in the Indenture)), respectively, commencing October 15, 2002, with interest payable on October 15, 2002 consisting of interest accrued from September ___, 2002.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         The statements set forth in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof the holder of this Note agrees to be subject to, and bound by, the terms and provisions set forth in each such legend, if any.

         This Global Note is issued in respect of an issue of an aggregate of U.S. $____________ principal amount of 7.70% Notes due April 15, 2009 of the Issuer and is governed by the Senior Indenture dated as of February 1, 1993, duly executed and delivered by the Issuer to the Bank of New York, as Trustee, as supplemented by one or more Board Resolutions (as defined in the Indenture) and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer's Certificate (as defined in the Indenture) detailing such establishment, or established in one or more indentures supplemental thereto, prior to the initial issuance hereof



                                      A-1-2

(such Indenture, Board Resolutions and supplemental indentures being, collectively, the "Indenture"). The terms of the Indenture are incorporated herein by reference. This Global Note shall in all respects be entitled to the same benefits as definitive Notes under the Indenture.

         If and to the extent that any provision of the Indenture limits, qualifies, or conflicts with any other provision of the Indenture which is required to be included in the Indenture by any of Sections 310 to 317, inclusive, or is deemed applicable to the Indenture by virtue of the provisions, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

         The Issuer hereby irrevocably undertakes to the holder hereof to exchange this Global Note in accordance with the terms of the Indenture without charge.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been mutually signed by the Trustee under the Indenture.



                                      A-1-3

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


                                     SERVICE CORPORATION INTERNATIONAL





                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Corporate Seal

Attest:


By:
   --------------------------------
   Name:
   Title:


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


Dated:           , 2002
      -----------
                                            THE BANK OF NEW YORK, as Trustee




                                            By:
                                               ---------------------------------
                                                      Authorized Signatory


                                      A-1-4

                        [REVERSE SIDE OF GLOBAL SECURITY]

                        SERVICE CORPORATION INTERNATIONAL

                     7.70% SERIES A NOTES DUE APRIL 15, 2009

         This Global Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Global Note is one of a series designated as the 7.70% Notes due April 15, 2009 (CUSIP: ______________ ) of the Issuer, limited in aggregate principal amount to $______________.

         If an Event of Default (as defined in the Indenture) with respect to Securities of any series then Outstanding (as defined in the Indenture) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders (as defined in the Indenture) of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the unpaid principal amount of all the Securities of such series and the interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. Notwithstanding the preceding sentence, however, if at any time after the unpaid principal amount of the Securities of such series shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Securities of such series and the principal of any and all Securities of such series with shall have become due otherwise than by acceleration and the reasonable compensation, disbursements, expenses and advances of the Trustee, and any and all defaults under the Indenture, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Securities of such series which shall become due by acceleration, shall have been cured or shall have been waived or provision deemed by the Trustee to be adequate shall have been made therefor - then in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such recission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of any series affected, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any



                                      A-1-5
of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, change the coin or currency in which principal and interest are payable, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of 66-2/3% in aggregate principal amount then Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities, as the case may be) may be on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked or provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, past, present or future stockholder, officer or director, as such of the Issuer or of any successor, either directly or through the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Security by the Holder and as part of the consideration for the issue of the Security.

         Interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

         This Note shall be construed in accordance with and governed by the laws of the State of Texas.



                                      A-1-6

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.



                                      A-1-7

                SCHEDULE OF TRANSFERS AND EXCHANGES OF INTERESTS
                             IN THE GLOBAL SECURITY

         The following exchanges of a part of this Global Note for an interest in another Global Note, or exchanges of a part of another Global Note for an interest in this Global Note, have been made:

                                                                        Principal Amount at
                                                                             Maturity              Signature of
                        Amount of Decrease in  Amount of Increase in    of this Global Note     Authorized Officer
                          Principal Amount        Principal Amount        Following such          of Trustee or
   Date of Exchange      of this Global Note    of this Global Note   Decrease (or Increase)        Custodian
   ----------------     ---------------------  --------------------   ----------------------    ------------------




                                      A-1-8

          CERTIFICATE OF TRANSFER TO BE DELIVERED UPON REGISTRATION OF
                   TRANSFER OR EXCHANGE OF RESTRICTED NOTES(1)

To:      Service Corporation International
         1929 Allen Parkway
         Houston, Texas 77019

         Re:      7.70% Notes due April 15, 2009 (CUSIP:______________) (the
                  "Notes") of Service Corporation International (the "Company").

                  This certificate of transfer relates to $_________________ principal amount of Notes beneficially owned by ____________________ (the "Transferor") in (check applicable box):

                     [ ] book-entry or [ ] certificated form

         The Transferor has requested a Registrar or the Trustee of the Notes to exchange or register the transfer of such Notes (the "Surrendered Notes").

         In connection with any transfer of any of the Notes (1) within the period prior to the second anniversary of the original issuance hereof or (2) if the above-named Transferor is an affiliate of the Company during the three months immediately preceding the date hereof at any time expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies the Transferor is familiar with transfer restrictions relating to the Notes, and with respect to $_________________ principal amount of the above-captioned Notes presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer or exchange where the Notes deliverable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

         [ ]      A transfer of the Surrendered Notes is made to the Company; or

         [ ] The transfer of the Surrendered Notes is pursuant to an effective registration statement under the Securities Act; or

         [ ] The transfer of the Surrendered Notes complies with Rule 144A under the Securities Act and is to a person whom the Transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) purchasing for its own account or the account of a Qualified Institutional Buyer and to whom notice has been given that such transfer of the Surrendered Notes is being made in reliance on Rule 144A; or



----------

               (1) This certificate should only be included if this Security is a Restricted Security.

         [ ] The transfer of the Surrendered Notes is to an institutional Accredited Investor within the meaning of Rule 501(a)(1), (2),
                  (3) or (7) under the Securities Act and the Transferor further certifies that the transfer complies with the applicable transfer restrictions and the requirements of the exemptions claimed, which certification is supported by a certificate executed by the transferee in the form approved by the Issuer (which may be obtained from the trustee); or

         [ ] The transfer of the Surrendered Notes is to a non-U.S. Person in an offshore transaction in accordance with Regulation S under the Securities Act;

and, in each case, that such transfer complies with all applicable securities laws of the States and the United States. Unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Notes are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

         [ ]       The transferee is an Affiliate of the Company.

Date:
      ---------------------



                                            ----------------------------------
                                                      Signature(s)

         (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

Signature Guaranteed





-----------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program





By:
   --------------------------------------
                Authorized Signatory

                                   ANNEX A-2

                             FORM OF EXCHANGE NOTE

                           [FACE OF GLOBAL SECURITY]

     UNLESS AND UNTIL THIS GLOBAL NOTE IS EXCHANGED IN WHOLE OR IN PART FOR THE NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE) TO THE NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

     UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION FOR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF DTC OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO DTC OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS DTC OR ITS NOMINEE, AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

NO. ____                                                         U.S. $ ________

CUSIP ________

                       SERVICE CORPORATION INTERNATIONAL

                   7.70% [SERIES B] NOTES DUE APRIL 15, 2009

     SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, at
the office or agency of the Issuer, the principal sum of $          U.S. dollars
on April 15, 2009 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at an annual rate of 7.70% payable on April 15 and October 15 in each year, to the person or persons in whose name the Note is registered at the close of business on the record date for such interest which shall be the preceding April 1 or October 1 (whether or not such record date is a Business Day (as defined in the Indenture)), respectively, commencing October 15, 2002, with interest payable on October 15, 2002 consisting of interest
accrued from September   , 2002.

     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     The statements set forth in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof the holder of this Note agrees to be subject to, and bound by, the terms and provisions set forth in each such legend, if any.

     This Global Note is issued in respect of an issue of an aggregate of U.S.
$          principal amount of 7.70% Notes due April 15, 2009 of the Issuer and is governed by the Senior Indenture dated as of February 1, 1993, duly executed and delivered by the Issuer to The Bank of New York, as trustee (the "Trustee"), as amended or supplemented from time to time by Board Resolutions, Officer's Certificates (each as defined in the Indenture) or supplemental indentures (such Indenture together with such Board Resolutions, Officer's Certificates and supplemental indentures, collectively, the "Indenture"). The terms

                                     A-2-1
of the Indenture are incorporated herein by reference. This Global Note shall in all respects be entitled to the same benefits as definitive Notes under the Indenture.

     If and to the extent that any provision of the Indenture limits, qualifies, or conflicts with any other provision of the Indenture which is required to be included in the Indenture by any of Sections 310 to 317, inclusive, or is deemed applicable to the Indenture by virtue of the provisions, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

     The Issuer hereby irrevocably undertakes to the holder hereof to exchange this Global Note in accordance with the terms of the Indenture without charge.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been mutually signed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

                                          SERVICE CORPORATION INTERNATIONAL

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

[Corporate Seal]

Attest:

By:
    --------------------------------------------------------
    Name:
    Title:

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: ________, 2002

                                          THE BANK OF NEW YORK, as Trustee

                                          By:
                                            ------------------------------------
                                                    Authorized Signatory

                                     A-2-2

                       [REVERSE SIDE OF GLOBAL SECURITY]

                       SERVICE CORPORATION INTERNATIONAL

                   7.70% [SERIES B] NOTES DUE APRIL 15, 2009

     This Global Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Global Note is one of a series designated as the 7.70% Notes due April 15,
2009 (CUSIP:           ) of the Issuer, limited in aggregate principal amount to
$          .

     If an Event of Default (as defined in the Indenture) with respect to Securities of any series then Outstanding (as defined in the Indenture) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders (as defined in the Indenture) of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the unpaid principal amount of all the Securities of such series and the interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. Notwithstanding the preceding sentence, however, if at any time after the unpaid principal amount of the Securities of such series shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Securities of such series and the principal of any and all Securities of such series with shall have become due otherwise than by acceleration and the reasonable compensation, disbursements, expenses and advances of the Trustee, and any and all defaults under the Indenture, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Securities of such series which shall become due by acceleration, shall have been cured or shall have been waived or provision deemed by the Trustee to be adequate shall have been made therefor -- then in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such recission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of any series affected, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, change the coin or currency in which principal and interest are payable, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of 66 2/3% in aggregate principal amount then Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities, as the case may be) may on behalf of the Holders of all the Securities of

                                     A-2-3
such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked or provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, past, present or future stockholder, officer or director, as such of the Issuer or of any successor, either directly or through the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Security by the Holder and as part of the consideration for the issue of the Security.

     Interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

     This Note shall be construed in accordance with and governed by the laws of the State of Texas.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                SCHEDULE OF TRANSFERS AND EXCHANGES OF INTERESTS
                             IN THE GLOBAL SECURITY

     The following exchanges of a part of this Global Note for an interest in another Global Note, or exchanges of a part of another Global Note for an interest in this Global Note, have been made:

                                                                        PRINCIPAL AMOUNT AT
                                                                          MATURITY OF THIS         SIGNATURE OF
                       AMOUNT OF DECREASE IN   AMOUNT OF INCREASE IN   GLOBAL NOTE FOLLOWING    AUTHORIZED OFFICER
                        PRINCIPAL AMOUNT OF     PRINCIPAL AMOUNT OF      SUCH DECREASE (OR        OF TRUSTEE OR
  DATE OF EXCHANGE       THIS GLOBAL NOTE        THIS GLOBAL NOTE            INCREASE)              CUSTODIAN
  ----------------     ---------------------   ---------------------   ----------------------   ------------------

                                     A-2-4